UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2013

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2013, Cytokinetics, Incorporated (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect a one-for-six reverse stock split of its common stock, effective as of 5:00 p.m. Eastern time on June 24, 2013. A series of alternate amendments to effect a reverse stock split were approved by the Company’s stockholders at its Annual Meeting of Stockholders held on May 22, 2013, and the specific one-for-six ratio was subsequently approved by the Company’s Board of Directors.

The Amendment provides that at the effective time of the reverse stock split, every six shares of the Company’s issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The reverse stock split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the reverse stock split, as well as the number of shares of common stock available for issuance under the Company’s equity incentive plans. In addition, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon the conversion of shares of preferred stock or upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the reverse stock split. No fractional shares will be issued as a result of the reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. In addition, the Amendment correspondingly reduced the number of authorized shares of common stock to 81.5 million.

The Company’s common stock will begin trading on the NASDAQ Capital Market on a split-adjusted basis when the market opens on Tuesday, June 25, 2013. The new CUSIP number for the Company’s common stock following the reverse stock split is 23282W 605.

A copy of the Amendment, as filed on June 24, 2013, is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

5.1 99.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation Press Release, dated June 24, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

June 24, 2013	By:	/s/Sharon A. Barbari

Name: Sharon A. Barbari
Title: Executive Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
99.1	Press Release, dated June 24, 2013